Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information at www.arielinvestments.com/prospectus-and-reports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com. This summary prospectus incorporates by reference the Fund’s full prospectus and statement of additional information, both dated February 1, 2017, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2016.

INVESTMENT OBJECTIVE

Ariel Global Fund’s fundamental objective is long-term capital appreciation. The Fund’s non-fundamental secondary objective is to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to its benchmark over a full market cycle.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Global Fund (the “Fund”).

Shareholder fees

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.65%	0.34%
Total annual fund operating expenses[1]	1.70%	1.14%
Less fee waiver or expense reimbursement	–0.57%	–0.26%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.13%	0.88%
[1]

The Adviser is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit Ariel Global Fund’s total annual fund operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class (the “expense caps”) through the end of the fiscal year ending September 30, 2018. If the Fund incurs expenses excluded from the reimbursement agreement, the net annual fund operating expenses could exceed the expense caps. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2018.

The following example illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2018. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class
1-year	$115	$90
3-year	$421	$309
5-year	$813	$576
10-year	$1,910	$1,338

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of both U.S. and foreign issuers, including issuers based in developed or emerging markets. The Fund may invest in foreign securities through the purchase of individual securities on recognized foreign exchanges and over-the-counter markets, or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies, including, but not limited to, certificates of deposit issued by foreign banks and foreign branches of U.S. banks, participatory notes (instruments issued by registered foreign financial intermediaries to U.S. institutional investors), or other instruments that allow the Fund to participate in foreign markets. The Fund may invest in large-, mid-, or small-capitalization companies. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.

The Fund uses various techniques to hedge currency exposure or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including derivatives, exchange traded funds (“ETFs”), and other hedges. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. The Fund may buy and sell foreign currency options and securities, securities index options or futures, other futures contracts or options, and enter into swap agreements, which are types of derivatives. Ariel Investments, LLC (“Ariel” or the “Adviser”) uses these techniques in an attempt to decrease the Fund’s exposure to changing security prices or foreign currency risk, or to reduce unintended tracking error versus its benchmark, or other factors that affect security values.

The Fund’s investment process seeks to identify investment opportunities that balance long-term performance with risk management by pursuing a “bottom-up” stock picking discipline focusing on both the fundamentals of the business and the intrinsic value of the business. Particular attention is paid to normalized cash flow generation and reinvestment or distribution for shareholder benefit.

Ariel will consider selling a stock if its valuation reaches our investment goals, if a better opportunity for investment presents itself, or if there are material adverse changes to a company’s fundamentals.

Ariel Global Fund is a diversified fund that will generally hold between 50-150 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objectives, Ariel cannot guarantee it will attain the objectives. You could lose money by investing in this Fund. The principal risks of investing in the Fund are:

•

Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	Investments in foreign securities, including ADRs and GDRs or other securities or instruments representing underlying shares of foreign companies, may underperform and may be more volatile than comparable U.S. stocks. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

•

Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time. While the Fund may attempt to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

•

The use of foreign currency derivatives may be expensive and may result in further losses. Derivative instruments may be exchange-traded through an organized exchange or traded in over-the-counter (“OTC”) transactions between private parties. OTC transactions are less liquid and more risky than exchange-traded derivatives due to the credit and performance risk of counterparties.

•

Investments in companies based in emerging markets present risks greater than those in mature markets, including greater risk of adverse government intervention or economic turmoil, high inflation and more volatile interest and currency exchange rates.

•

The use of various types of derivatives may intensify investment losses from securities underlying the derivatives, may create more volatility and may expose the Fund to other losses and expenses. Certain derivatives, such as swap transactions, may entail the risk that a counterparty will default on payment or other obligations under the derivative.

•

ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

•

Small- and mid-capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

2    SUMMARY PROSPECTUS

PERFORMANCE

The following bar chart and table show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI ACWI Index, a broad measure of global developed and emerging market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

The Fund has an inception date of December 30, 2011, and does not yet have returns for a full 10-year period.

Average annual total returns as of December 31, 2016

	1-Year	5-Year	Since Inception (12/30/2011)
Investor Class return before taxes	5.30%	8.45%	8.44%
Investor Class return after taxes on distributions	4.74%	8.15%	8.14%
Investor Class return after taxes on distributions and sale of fund shares	3.63%	6.70%	6.69%
Institutional Class return before taxes	5.63%	8.74%	8.73%
MSCI ACWI Index (net) (reflects no deductions for fees or expenses)[1]	7.86%	9.36%	9.36%
[1]

Net index returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Rupal J. Bhansali, Portfolio Manager since inception on December 30, 2011.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, via online, by telephone, by wire transfer, or through a financial intermediary. New accounts may be opened by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). New accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for all share classes is $100.

TAX INFORMATION

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARIEL GLOBAL FUND    3

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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